SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Schedule of Depreciation Inputs
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following annual rates:

	Length of useful life	Depreciation rate
	Years	%

Office furniture and equipment	10-14	7-10
Laboratory equipment	3-7	15-33
Computers and auxiliary equipment	3	33

Schedule of Cash, Cash Equivalents and Restricted Cash
As a result, the restricted cash balance that existed in prior periods is included as a component of cash and cash equivalents and restricted cash on the statement of cash flows in the relevant periods presented.

	2 0 1 9	2 0 1 8	2 0 1 7

Cash and Cash equivalents	7,685	8,572	6,997
Restricted cash included current assets	350	350	-
Total cash, cash equivalents, and restricted cash shown in the statement of cash flows	8,035	8,922	6,997